Exhibit 99.1

April 27, 2006

Securities and Exchange Commission
100 F. Street, N.E.
Washington, D.C. 20549

Commissioners:

We have read a copy of Genius Products, Inc.’s statements included under Item 4.02 of its Amendment No. 1 to Form 8-K filed with the Securities and Exchange Commission on April 27, 2006, and we agree with such statements concerning our Firm.

Sincerely,

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP